Exhibit 10.1

SUBSCRIPTION AGREEMENT

Stable Road Acquisition Corp.
1345 Abbot Kinney Blvd
Venice, California 90291

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth on the signature page hereto, by and between Stable Road Acquisition Corp., a Delaware corporation (“SRAC”), and the undersigned subscriber (the “Investor”), in connection with the Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among SRAC, Momentus Inc., a Delaware corporation (the “Company”), Project Marvel First Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SRAC (“First Merger Sub”) and Project Marvel Second Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of SRAC (“Second Merger Sub”), pursuant to which, among other things, First Merger Sub will merge with and into the Company, with the Company as the surviving corporation of such merger (the “Surviving Corporation”), and immediately thereafter and as part of the same overall transaction, the Surviving Corporation will merge with and into Second Merger Sub, with Second Merger Sub surviving such merger as a wholly-owned subsidiary of SRAC, on the terms and subject to the conditions therein (the transactions contemplated by the Transaction Agreement, including the merger, the “Transaction”).  In connection with the Transaction, SRAC is seeking commitments from interested investors to purchase, substantially concurrently with the closing of the Transaction, shares of SRAC’s Class A Common Stock, par value $0.0001 per share (the “Shares”), in a private placement for a purchase price of $10.00 per share. The aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and SRAC acknowledges and agrees as follows:

1. Subscription. The Investor hereby irrevocably subscribes for and agrees to purchase from SRAC the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that SRAC reserves the right to accept or reject the Investor’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by SRAC only when this Subscription Agreement is signed by a duly authorized person by or on behalf of SRAC.

2. Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) shall occur on the date of and substantially concurrently with and conditioned upon the closing of the Transaction (such date, the “Closing Date”). At least five (5) business days prior to the anticipated Closing Date, SRAC shall deliver a written notice (the “Closing Notice”) to the Investor, specifying (a) the anticipated Closing Date and (b) wire instructions for the account(s) into which the Investor shall fund the Subscription Amount. No later than two (2) business days prior to the Closing Date, the Investor shall deliver (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by SRAC in the Closing Notice and (ii) any other information that is reasonably requested in the Closing Notice in order for SRAC to issue the Investor’s Shares, including, without limitation, the legal name of the person in whose name such Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, SRAC shall deliver to the Investor the number of Shares set forth on the signature page to this Subscription Agreement in book entry form, free and clear of any liens or other restrictions whatsoever (other than those set forth in this Subscription Agreement, arising under any written agreement to which the Investor is a party or arising under state or federal securities laws), in the name of the Investor (or its nominee in accordance with its delivery instructions) by causing such Shares to be registered on SRAC’s share register; provided, however, that SRAC’s obligation to issue the Shares to the Investor is contingent upon SRAC having received the Subscription Amount in full accordance with this Section 2. In the event the closing of the Transaction does not occur within five (5) business days of the Closing Date specified in the Closing Notice, unless otherwise instructed by the Investor, SRAC shall promptly (but not later than one (1) business day thereafter) return the Subscription Amount to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, and any book entries shall be deemed cancelled. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and Los Angeles, California are open for the general transaction of business.

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3. Closing Conditions.

a. The obligations of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the following conditions:

(i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(ii) all conditions precedent to the closing of the Transaction under the Transaction Agreement shall have been satisfied or waived (as determined by the parties to the Transaction Agreement and other than those conditions under the Transaction Agreement which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Shares pursuant to this Subscription Agreement, but subject to the satisfaction or waiver of such conditions at the closing of the Transaction) and the closing of the Transaction shall occur, in accordance with the terms of the Transaction Agreement, on the Closing Date, substantially concurrently with the Closing.

b. The obligation of SRAC to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall be subject to the conditions that (i) all representations and warranties of the Investor contained in this Subscription Agreement be true and correct in all material respects when made, and be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of an earlier date in which case they shall be true and correct in all material respects as of such date), and the Investor hereby acknowledges that the consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date; and (ii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

c. The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall be subject to the condition that (i) all representations and warranties of SRAC contained in this Subscription Agreement shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) and be true and correct in all material respects at and as of the Closing Date (unless they specifically speak as of an earlier date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) and SRAC hereby acknowledges that the consummation of the Closing shall constitute a reaffirmation by SRAC of each of the representations and warranties of SRAC contained in this Subscription Agreement as of the Closing Date; (ii) all obligations, covenants and agreements of SRAC required to be performed by it at or prior to the Closing Date shall have been performed in all material respects; (iii) the transactions contemplated by this Subscription Agreement and the other subscription agreements related to the private placement of the Shares for the issuance of at least an aggregate of 10,000,000 Shares generating proceeds to SRAC of at least $100,000,000 shall close substantially concurrently with the closing of the Transaction; and (iv) no amendment or modification of the Transaction Agreement shall have occurred that materially and adversely affects the Investor’s economic benefits under this Subscription Agreement.

4. Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

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5. SRAC Representations and Warranties. SRAC represents and warrants to the Investor that:

a. SRAC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. SRAC has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor in exchange for the Subscription Amount in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights created under SRAC’s certificate of incorporation (as amended as of the Closing Date) or under the General Corporation Law of the State of Delaware.

c. This Subscription Agreement and the Transaction Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by SRAC and, assuming that the Transaction Documents constitute the valid and binding agreement of the other parties thereto, the Transaction Documents are enforceable against SRAC in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. The execution and delivery of, and the performance of the transactions contemplated by this Subscription Agreement and the other Transaction Documents, including the issuance and sale of the Shares and the compliance by SRAC with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SRAC or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SRAC or any of its subsidiaries is a party or by which SRAC or any of its subsidiaries is bound or to which any of the property or assets of SRAC is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of SRAC and its subsidiaries, taken as a whole (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of SRAC to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of SRAC; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SRAC or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of SRAC to comply in all material respects with this Subscription Agreement.

e. As of their respective dates, all reports (the “SEC Reports”) required to be filed by SRAC with the U.S. Securities and Exchange Commission (the “SEC”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and/or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

f. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of SRAC, threatened against SRAC or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against SRAC.

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g. As of the date of this Subscription Agreement, the authorized capital stock of SRAC consists of (i) 1,000,000 preferred shares of SRAC, par value $0.0001 per share (“Preferred Stock”), of which no shares of Preferred Stock are issued and outstanding; (ii) 100,000,000 Shares, of which 17,795,000 Shares are issued and outstanding; (iii) 10,000,000 shares of Class B Common Stock of SRAC, par value $0.0001 per share (“Class B Common Stock” and, together with the Preferred Stock and the Shares, the “Total SRAC Shares”), of which 4,312,500 shares of Class B Common Stock are issued and outstanding; (iv) 272,500 warrants to purchase one Share (the “Private Placement Warrants”), all of which are outstanding; and (v) 8,625,000 warrants to purchase one Share (the “Public Warrants,” collectively with the Private Placement Warrants, the “Warrants”), all of which are outstanding.  All outstanding Shares, Class B Common Stock, Private Placement Warrants and Public Warrants have been duly authorized, validly issued, fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the other subscription agreements, the Transaction Agreement and the other agreements and arrangements referred to therein, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from SRAC any Shares, Class B Common Stock or other equity interests in SRAC, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, SRAC has no subsidiaries, other than First Merger Sub and Second Merger Sub and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which SRAC is a party or by which it is bound relating to the voting of any securities of SRAC, other than (1) as set forth in the SEC Reports and (2) as contemplated by the Transaction Agreement.

h. As of the date hereof, the issued and outstanding Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on The Nasdaq Stock Market (“Nasdaq”) under the symbol “SRAC.” There is no suit, action, proceeding or investigation pending or, to the knowledge of SRAC, threatened against SRAC by Nasdaq or the SEC with respect to any intention by such entity to deregister such shares or prohibit or terminate the listing of the Shares on Nasdaq. SRAC has taken no action that is designed to terminate the registration of such shares under the Exchange Act.

6. Investor Representations and Warranties. The Investor represents and warrants to SRAC that:

a. The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for the Investor’s own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares.

b. The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to SRAC or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to so-called Rule 4(1 ½)), and, in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. The Investor acknowledges and agrees that the Investor has been advised to consult with its legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

c. The Investor acknowledges and agrees that the Investor is purchasing the Shares from SRAC. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of SRAC, the Company, any of their respective affiliates or any control persons, direct or indirect equityholders, officers, managers, directors, employees, consultants, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of SRAC expressly set forth in Section 5 of this Subscription Agreement.

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d. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to SRAC, the Transaction and the business of the Company and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has reviewed SRAC’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

e. The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and SRAC, the Company or a representative of SRAC or the Company, and the Shares were offered to the Investor solely by direct contact between the Investor and SRAC, the Company or a representative of SRAC or the Company. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, SRAC, the Company, the Placement Agents (defined below), any of their respective affiliates or any control persons, direct or indirect equityholders, officers, managers, directors, employees, consultants, partners, agents or representatives of any of the foregoing), other than the representations and warranties of SRAC contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in SRAC.

f. The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in SRAC’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision.

g. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in SRAC. The Investor acknowledges specifically that a possibility of total loss exists. The Investor is able to sustain a complete loss on its investment in the Shares, has no need for liquidity with respect to its investment in the Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Shares.

h. In making its decision to purchase the Shares, the Investor has relied solely upon independent investigation made by the Investor. Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by or on behalf of either Placement Agent or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning SRAC, the Company, the Transaction, the Transaction Agreement, this Subscription Agreement or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares.

i. The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

j. The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

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k. The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

l. The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. If the Investor is an entity, the Investor also represents and warrants that it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Investor further represents and warrants that, to the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived.

m. The Investor’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”).

n. If Investor is, or is acting (directly or indirectly) on behalf of, an employee benefit plan that is subject to Title I of ERISA, a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any Similar Law, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, then the Investor represents and warrants that (i) it has notified SRAC in writing of its status as a Plan and will provide such additional information as may be requested by the Company in connection therewith, (ii) none of SRAC, the Company nor any of their respective employees, representatives or affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary with respect to its decision to acquire and hold the Shares, and (iii) none of the Transaction Parties has provided any advice or recommendation, including, without limitation, in a fiduciary capacity, with respect to its decision to acquire and hold the Shares.

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o. No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in SRAC as a result of the purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over SRAC from and after the Closing as a result of the purchase and sale of Shares hereunder.

p. No disclosure or offering document has been prepared by Evercore Group, L.L.C., Cantor Fitzgerald & Co. or any of their respective affiliates (collectively, the “Placement Agents”) in connection with the offer and sale of the Shares.

q. Neither Placement Agent, nor any of its respective affiliates nor any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing have made any independent investigation with respect to SRAC, the Company or its subsidiaries or any of their respective businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by SRAC.

r. In connection with the issue and purchase of the Shares, neither Placement Agent has acted as the Investor’s financial advisor or fiduciary.

s. The Investor has or has commitments to have and, when required to deliver payment to SRAC pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

t. As of the date hereof and as of the Closing Date, the Investor represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Investor hereby agrees that it shall notify SRAC promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties at or prior to the Closing, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (t), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Investor’s securities for purposes of Rule 506(d) of the Securities Act.

u. The Investor agrees that, from the date of this Subscription Agreement, none of the Investor nor any person or entity acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any Short Sales with respect to securities of SRAC prior to the Closing. For the purposes hereof, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, nothing herein shall prohibit other entities under common management with the Investor that have no knowledge of this Subscription Agreement or of Investor’s participation in this transaction (including the Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales.

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7. Registration Rights.

a. In the event that the Shares are not registered in connection with the consummation of the Transaction, SRAC agrees that, within thirty (30) calendar days after the Closing Date, SRAC will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the filing date (or the 90th calendar day if the SEC notifies SRAC (orally or in writing) that it will “review” the Registration Statement) and (ii) the 5th business day after the date SRAC is notified (orally or in writing) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that if such date falls on a Saturday, Sunday or other day that the SEC is closed for business, such date shall be extended to the next business day on which the SEC is open for business. SRAC agrees to cause such Registration Statement, or another shelf registration statement that includes the Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (a) the second anniversary of the Effectiveness Date, (b) the date on which the Investor ceases to hold any Shares issued pursuant to this Subscription Agreement, and (c) the first date on which the Investor is able to sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the amount of such securities that may be sold. The Investor agrees to disclose its ownership to SRAC upon request to assist it in making the determination described above. SRAC may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after SRAC becomes eligible to use such Form S-3. The Investor acknowledges and agrees that SRAC may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act; provided, that, (i) SRAC shall not so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days, (ii) SRAC may suspend the use of the Registration Statement hereunder only once in any twelve (12)-month period and (iii) SRAC shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investors of the Shares as soon as practicable thereafter.

b. If the SEC prevents SRAC from including any or all of the Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, (i) such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC and (ii) the number of Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw from the Registration Statement.

c. SRAC’s obligations to include the Shares issued pursuant to this Subscription Agreement for resale in the Registration Statement are contingent upon the Investor furnishing in writing to SRAC such information regarding the Investor, the securities of SRAC held by the Investor and the intended method of disposition of such Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by SRAC to effect the registration of such Shares, and shall execute such documents in connection with such registration as SRAC may reasonably request that are customary of a selling stockholder in similar situations.

d. SRAC shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Investor (to the extent a seller under the Registration Statement), the officers, directors and agents of Investor, and each person who controls Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by SRAC of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 7, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Investor furnished in writing to SRAC by Investor expressly for use therein or Investor has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of SRAC (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall SRAC be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Investor, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by SRAC in a timely manner or (C) in connection with any offers or sales effected by or on behalf of Investor in violation of Section 7(d) hereof. SRAC shall notify Investor promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which SRAC is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by Investor.

Confidential

e. Investor shall indemnify and hold harmless SRAC, its directors, officers, agents and employees, and each person who controls SRAC (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or (ii) arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, with respect to (i) and/or (ii), to the extent, but only to the extent, that such untrue or alleged untrue statements or omissions or alleged omissions are based upon information regarding Investor furnished in writing to SRAC by Investor expressly for use therein (and for the avoidance of doubt, not to the extent based upon information regarding any other investor that is party to any of the other subscription agreements related to the private placement of the Shares); provided, however, that the indemnification contained in this Section 7(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Investor (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Investor be greater in amount than the dollar amount of the net proceeds received by Investor upon the sale of the Shares giving rise to such indemnification obligation. Investor shall notify SRAC promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7(e) of which Investor is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by Investor.

f. With a view to making available to the Investor the benefits of Rule 144 of the Securities Act that may at any time following the Closing Date permit the Investor to sell its Shares to the public without registration. SRAC agrees, until the second anniversary of the Effectiveness Date, to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act;

(ii) file with the SEC in a timely manner all reports and other documents required of SRAC under the Securities Act and the Exchange Act for so long as SRAC remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 of the Securities Act; and

(iii) furnish to the Investor so long as it owns its Shares, within two (2) business days following its receipt of a written request therefor from the Investor, (x) a written statement by SRAC, if true, that it has complied with the reporting requirements of Rule 144 of the Securities Act, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of SRAC filed with the SEC and such other reports and documents so filed with the SEC by SRAC and (z) such other information as may be reasonably requested in writing to permit the Investor to sell such securities pursuant to Rule 144 without registration (to the extent readily available and consistent with SRAC’s internal policies and procedures).

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto and the Company to terminate this Subscription Agreement, (c) 30 days after the Outside Date (as defined in the Transaction Agreement), if the Closing has not occurred by such date, or (d) by written notice of the Investor to SRAC in the event the Transaction Agreement is amended, supplemented or otherwise modified after the date hereof in a manner that materially adversely affects the Investor (the termination events described in clauses (a)–(d) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. SRAC shall notify the Investor in writing of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to SRAC in connection herewith shall promptly (and in any event within one business day) following the Termination Event be returned to the Investor.

Confidential

9. Trust Account Waiver. The Investor acknowledges that SRAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SRAC and one or more businesses or assets. The Investor further acknowledges that, as described in SRAC’s prospectus relating to its initial public offering dated November 7, 2019 (the “Prospectus”) available at www.sec.gov, substantially all of SRAC’s assets consist of the cash proceeds of SRAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SRAC, its public shareholders and the underwriters of SRAC’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to SRAC to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of SRAC entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of liability (the “Released Claims”); provided, that the Released Claims shall not include any claims that the Investor may have solely in the Investor’s capacity as a record or beneficial holder of any Shares other than the Shares purchased by it pursuant to this Subscription Agreement.

10. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto; provided that this Subscription Agreement and any of the Investor’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as the Investor or by an affiliate of such investment manager without the prior consent of SRAC; provided further that (x) prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof and (y) no such assignment shall relieve the Investor of its obligations hereunder if any such assignee fails to fully perform such obligations.

b. SRAC may request from the Investor such additional information as SRAC may reasonably deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall provide such information as may reasonably be requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided that SRAC expressly agrees to keep any such information provided by the Investor confidential. The Investor acknowledges that SRAC may file a copy of this Subscription Agreement with the SEC as an exhibit to a periodic report or a registration statement of SRAC.

c. The Investor acknowledges that SRAC, the Company, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate. Each party hereto further acknowledges and agrees that each purchase by the Investor, and each sale by SRAC, of Shares will constitute a reaffirmation of their respective acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) as of the time of such purchase and sale.

d. SRAC, the Company and the Placement Agents are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or regulatory bodies; provided, however, that the foregoing clause of this Section 10(d) shall not give the Company or the Placement Agents any rights other than those expressly set forth herein and, without limiting the generality of the foregoing and for the avoidance of doubt, in no event shall the Company be entitled to rely on any of the representations and warranties of SRAC set forth in this Subscription Agreement.

Confidential

e. All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f. This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by each of the parties hereto, provided, however, that no modification or waiver by SRAC of the provisions of this Subscription Agreement shall be effective without the prior written consent of the Company (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement). No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g. This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 8, Section 10(c), Section 10(d), Section 10(f), this Section 10(g), the last sentence of Section 10(k) and Section 11 with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

h. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The right to specific enforcement shall include the right of each party hereto to cause the other party hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement.

l. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies

Confidential

m. Each party hereto and any person asserting rights as a third party beneficiary may do so only if he, she or it irrevocably agrees that any action, suit or proceeding between or among the parties hereto, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Subscription Agreement or any related document or any of the transactions contemplated hereby or thereby (“Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 10(m) is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereto and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (i) such party is not personally subject to the jurisdiction of the above named courts for any reason, (ii) such action, suit or proceeding may not be brought or is not maintainable in such court, (iii) such party’s property is exempt or immune from execution, (iv) such action, suit or proceeding is brought in an inconvenient forum, or (v) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 10(m) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws. EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

n. The Investor hereby consents to the publication and disclosure in any Form 8-K filed by SRAC with the SEC in connection with the execution and delivery of the Transaction Agreement or the transactions contemplated thereby and the Registration Statement (as defined in the Transaction Agreement) (and, to the extent otherwise required by the federal securities laws, exchange rules, the SEC or any other securities authorities or any rules and regulations promulgated thereby, any other documents or communications provided by SRAC or the Company to any governmental entity or to any securityholders of SRAC or the Company) of the Investor’s identity and beneficial ownership of the subscribed Shares and the nature of the Investor’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by SRAC or the Company, a copy of this Subscription Agreement, all solely to the extent required by applicable law or any regulation or stock exchange listing requirement. The Investor will promptly provide any information reasonably requested by SRAC or the Company for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC).

Confidential

o. SRAC shall, by 9:30 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and of the other subscription agreements related to the private placement of the Shares entered into prior to the release or filing of such Disclosure Document), the Transaction and any other material, non-public information that SRAC or the Company has provided to the Investor at any time prior to the filing of the Disclosure Document. As of immediately following the filing of the Disclosure Document with the SEC, to the knowledge of SRAC, the Investor shall not be in possession of any material, non-public information received from SRAC, the Company, any of their respective subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the Disclosure Document or in prior filings with the SEC. In addition, effective upon the filing of the Disclosure Document, SRAC acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between SRAC, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of no further force or effect.

p. If any change in the number, type or classes of authorized shares of SRAC (including the Shares) shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to the Investor shall be appropriately adjusted to reflect such change.

11. Non-Reliance. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of SRAC expressly contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in SRAC.

[SIGNATURE PAGES FOLLOW]

Confidential

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By: _____________________________________
Name: ___________________________________
Title: ___________________________________

Name in which Shares are to be registered (if different):	Date: ________, 2020

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn: ____________________________________	Attn: ____________________________________

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by SRAC in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

Signature Page to Subscription Agreement

Confidential

IN WITNESS WHEREOF, SRAC has accepted this Subscription Agreement as of the date set forth below.

STABLE ROAD ACQUISITION CORP.

By:
Name:
Title:

Date:                    , 2020

Signature Page to Subscription Agreement

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐  We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2. ☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who SRAC reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by the Investor

and constitutes a part of the Subscription Agreement.